SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2000


                      SYMPHONY TELECOM INTERNATIONAL, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             UTAH                                           87-0378892
-------------------------------                        --------------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                         Identification No.)

347 Bay Street, Suite 502, Toronto, Canada                    M5H 2R7
------------------------------------------                 -------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 416-366-5221
                                                    ------------


             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 4. Changes in Registrant's Certifying Accountant

The Board recently determined that the Company should engage the auditing firm of Gerstle, Rosen and Simonet LLC as the auditing firm for the Registrant (or "Company"). On September 23, 2000, this was officially effected by a Written Consent of the Board as of such date.

The decision to change accountants was recommended by an Audit Committee, and was approved by the Board of Directors of the Company.

The accountant's report for either of the past two years, did not contain an adverse opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

There was no disagreement with the former accountant during the Registrant's two most recent fiscal years and any subsequent interim period preceding the date of the dismissal.

Attached as an Exhibit is a letter from the former accountant.

a. The former accountant, the firm of Dohan and Company, Certified Public Accountants, P.A. (the "Dohan Firm"), did not resign, nor declined to remain as auditor. During the two most recent fiscal years, up until this date, no principal independent accountant resigned, or declined to stand for reelection or was dismissed, except the Dohan Firm was appointed the auditors for the Company on February 1, 2000.

b. On September 23, 2000, the Dohan Firm, was respectfully and formally dismissed as the principal accountant to audit the Registrant's financial statements, and as of the same date, the firm of Gerstle, Rosen and Simonet LLC, has been engaged as the new principal accountant.

c. The Former Accountant is being provided, this date, with a copy of this filing, and the formal notice of the change, and has been requested to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the issuer and, if not, stating the respects in which it does not agree (which letter is attached as an exhibit or will be filed within 10 business days of this filing, or 2 business days of its receipt, whichever shall occur first).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYMPHONY TELECOM  INTERNATIONAL, INC. (Registrant)

By: /s/ Gilles A. Trahan , C.E.O.
   ------------------------------
     Gilles A. Trahan , C.E.O.
    (Principal Executive Officer)


By: /s/ Gilles A. Trahan, Chief Financial Officer
   ----------------------------------------------
    Gilles A. Trahan, Chief Financial Officer
   (Principal Financial Officer)

Date: 09/29/2000







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